UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2023

Agriculture & Natural Solutions Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41861	98-1591619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 36th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	ANSCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ANSC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ANSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 13, 2023, Agriculture & Natural Solutions Acquisition Corporation (the “Company”) completed its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000.

On November 13, 2023, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 9,400,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to Agriculture & Natural Solutions Acquisition Warrant Holdings, LLC and the Company’s independent directors, generating gross proceeds to the Company of $9,400,000.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, a total of $345,000,000, including $12,075,000 of deferred underwriting discounts and commissions, was placed in a trust account with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet of the Company as of November 13, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

99.1	Audited Balance Sheet, as of November 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

Date: November 17, 2023	By:	/s/ Thomas Smith
	Name:	Thomas Smith
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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